5:12

Investing

Rewards



Tomorrow: RVII Roadshow kicks off

Robinhood Ventures Fund II gives you diversified access to early and growth stage private companies in the Y Combinator ecosystem. Watch the kickoff video and request shares starting tomorrow, August 3 at 12 PM ET.

See important disclosures: rbnhd.co/RVII-roadshow-disclosures

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Robinhood Ventures Fund II
482 Disclosure

Disclosure

A registration statement relating to common shares of beneficial interest of Robinhood Ventures Fund II ("RVII") has been filed with the Securities and Exchange Commission (the "SEC") but has not yet become effective. The information in the registration statement and this communication is not complete and may be changed. We may not sell these securities until the registration statement filed with the SEC is effective. This communication is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted. Any offers, solicitations of offers to buy, or any sales of securities will be made in accordance with the registration requirements of the Securities Act of 1933, as amended. The offering of common shares of beneficial interest of RVII will be made only by means of a prospectus forming part of the registration statement. You may get these documents for free by visiting the SEC website at www.sec.gov. Alternatively, copies of the prospectus, when available, may be obtained by contacting Goldman Sachs & Co. LLC, Attention: Prospectus Department, 200 West Street, New York, New York 10282, telephone: 1-866-471-2526, or by emailing prospectus-ny@ny.email.gs.com; or from RVII by emailing corporate-legal-group@robinhood.com. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of RVII before investing. The prospectus, which will contain this and other information about RVII, should be read carefully before investing.

All investments involve risks, including the loss of principal.

Initial Public Offerings (IPOs) can be speculative investments, and may not be appropriate for every investor.

Robinhood Ventures DE, LLC ("Robinhood Ventures" or "RHV") is an investment advisor and provides advisory services to Robinhood Ventures Fund II. Brokerage services are offered through Robinhood Financial LLC ("RHF"), member SIPC and a registered broker dealer.

RHF and RHV are separate, but affiliated companies. Robinhood and its affiliates generally earn more money from affiliated funds such as RVII than from unaffiliated funds.

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